EXECUTION VERSION 1 208439358 SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 8, 2025 (this “Amendment”), by and among DIGITAL TURBINE, INC., a Delaware corporation (“Holdings”), DIGITAL TURBINE MEDIA, INC., a Delaware corporation (“DT Media”), DIGITAL TURBINE USA, INC., a Delaware corporation (“DT USA”), FYBER B.V., a Netherlands besloten vennootschap (“Fyber” and, together with Holdings, DT Media and DT USA, collectively or each individually as the context requires, the “Borrower”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as Administrative Agent and the other Lenders party hereto. RECITALS WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of April 29, 2021 (as amended by that certain First Amendment dated as of December 29, 2021, that certain Second Amendment dated as of October 26, 2022, that certain Third Amendment dated as of February 5, 2024, that certain Fourth Amendment dated as of August 6, 2024 and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 13, 2025, in each case, among the applicable Loan Parties thereto, Bank of America, N.A., as Administrative Agent and the other Lenders party thereto and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, certain subsidiaries of the Borrower party thereto (the “Guarantors” and, together with the Borrower, the “Loan Parties”), the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and certain other parties thereto; WHEREAS, the Loan Parties failed to deliver the Foreign Documents by the applicable deadline set forth in Schedule 6.18 in the Existing Credit Agreement, and as a result, pursuant to Section 2.09(d) of the Existing Credit Agreement, the Administrative Collateral Monitoring Fee became due and payable; WHEREAS, the Loan Parties have requested that on the Sixth Amendment Effective Date (as defined below), subject to the terms and conditions set forth in this Amendment, the Existing Credit Agreement be amended as set forth in this Amendment to, among other things, extend and otherwise modify the scope and applicability of the Foreign Documents Deadline, modify the scope and applicability of the Administrative Collateral Monitoring Fee (including a request for the Administrative Agent and the Lenders to waive enforcement and collection of such fee that is due and payable as of the date hereof) and certain other covenants, and to make other changes related to the foregoing; WHEREAS, concurrently with this Amendment, the Loan Parties are executing that certain Second Amendment to Amended and Restated Security and Pledge Agreement (the “Security Agreement Amendment”), dated as of the date hereof, pursuant to which certain provisions of the Security Agreement are being amended; and WHEREAS, the Loan Parties, the Administrative Agent and each Lender have agreed to amend the Existing Credit Agreement subject to the terms and conditions set forth in this Amendment. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Amended Credit Agreement.

2 208439358 SECTION 2. Waiver of Enforcement and Collection of Administrative Collateral Monitoring Fee. The Borrower hereby acknowledges and agrees that the Foreign Documents were not delivered to the Administrative Agent within thirty (30) days of the Fifth Amendment Effective Date as required under Section 6.18 and Schedule 6.18 of the Existing Credit Agreement, and as a result, pursuant to Section 2.09(d) of the Existing Credit Agreement, the Administrative Collateral Monitoring Fee in the aggregate amount of $2,000,000 became due and payable prior to the Sixth Amendment Effective Date. Notwithstanding anything to the contrary in the Existing Credit Agreement or the other Loan Documents, the Administrative Agent and the Lenders hereby waive enforcement and collection of the Administrative Collateral Monitoring Fee and agree to modify the scope and applicability of the Administrative Collateral Monitoring Fee pursuant to the terms set forth herein. This waiver granted by the Administrative Agent and the Lenders pursuant hereto with respect to the Administrative Collateral Monitoring Fee is limited to the matter expressly stated above and shall not be deemed to be a waiver of any violations or such provision or a waiver of any violations of any other provisions of the Credit Agreement. SECTION 3. Amendments to the Credit Agreement. Effective as of the Sixth Amendment Effective Date: (a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in the applicable alphabetical order: “Investment Banker” means an investment banker that is reasonably acceptable to the Administrative Agent and the Lenders and engaged on terms and conditions reasonably acceptable to the Administrative Agent and the Lenders. “Sixth Amendment” means the Sixth Amendment to Amended and Restated Credit Agreement, dated as of the Sixth Amendment Effective Date, among the Borrower party thereto, the Lenders party thereto, the Guarantors party thereto and the Administrative Agent. “Sixth Amendment Effective Date” has the meaning set forth for such term in the Sixth Amendment. (b) Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the phrase “as amended and restated on the Fifth Amendment Effective Date” with “as amended” in the definitions of “Dutch Collateral Documents”, “Foreign Collateral Documents”, “Foreign Collateral Perfection Documents”, “Foreign Documents”, “Israeli Pledge Agreements”, “Other Dutch Documents” and “Other Israeli Documents”. (c) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety: “Foreign Documents Deadline” means the date by which the Foreign Documents are required to be delivered as set forth on Schedule 6.18, as amended. “Loan Documents” means, collectively, (a) this Agreement, (b) the First Amendment, (c) the Second Amendment, (d) the Third Amendment, (e) the Fourth Amendment, (f) the Fifth Amendment, (g) the Sixth Amendment, (h) the Notes, (i) the Guaranty, (j) the Collateral Documents, (k) the Fee Letter, (l) each Issuer Document, (m) each Joinder Agreement, (n) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14, and (o) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party

3 208439358 pursuant to the foregoing (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management Agreement and specifically including the Other Israeli Documents (excluding the legal opinion issued by S. Horowitz & Co.) and the Other Dutch Documents (excluding the legal opinion issued by Greenberg Traurig, LLP)) and any amendments, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided, however, that for purposes of Section 11.01, “Loan Documents” shall mean this Agreement, the Guaranty and the Collateral Documents. (d) Section 2.09(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: (d) Administrative Collateral Monitoring Fee. Unless and until the Borrower has satisfied all obligations required under Sections 6.18(c) and (d), the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, an administrative collateral monitoring fee of up to $2,000,000 (the “Administrative Collateral Monitoring Fee”), which Administrative Collateral Monitoring Fee shall be fully earned and non-refundable as of the Sixth Amendment Effective Date and shall be due and payable as follows: (i) in equal weekly installments of $500,000 each at 1 p.m. Central time on (X) August 18, 2025, to the extent that the Borrower has not satisfied all applicable obligations under Section 6.18(c) by August 15, 2025, and (Y) each of August 25, 2025, September 2, 2025, and September 8, 2025, to the extent (in the case of this clause (i)(Y)) that the Borrower has not satisfied all applicable obligations required under Section 6.18(c) as of such applicable time and date; and/or (ii) to the extent that the aggregate amount of the Administrative Collateral Monitoring Fee has not become due and payable prior to November 29, 2025, any remaining amount of the Administrative Collateral Monitoring Fee, in equal weekly installments of up to $500,000 each at 1 p.m. Central time on (X) December 1, 2025, to the extent that the Borrower has not satisfied all obligations under Section 6.18(d) by November 29, 2025, and (Y) each of December 8, 2025, December 15, 2025, and December 22, 2025, to the extent (in the case of this clause (ii)(Y)) that the Borrower has not satisfied all obligations required under Section 6.18(d) as of such applicable time and date. (e) Section 6.16 of the Existing Credit Agreement is hereby amended by replacing “Evercore, Inc.” with “Investment Banker”. (f) Section 6.18(a) of the Existing Credit Agreement is hereby amended by replacing the phrase “(as amended and restated on the Fifth Amendment Effective Date)” with “(as amended)”. (g) Section 6.18 of the Existing Credit Agreement is hereby amended by adding new subsections (c) and (d) as follows: (c) The Borrower hereby agrees and covenants to cause Digital Turbine (IL) Ltd and Digital Turbine (EMEA) Ltd to establish and open, by no later than (i) August 15, 2025, for each Dollar-denominated account as currently maintained by Digital Turbine (IL) Ltd and Digital Turbine (EMEA) Ltd in the State of Israel, a depository account in the United States, denominated in Dollars, at Bank of America, N.A. (i.e., the Borrower will establish a corresponding new U.S. depository account for each Dollar-denominated account maintained in the State of Israel), and (ii) August 29, 2025, for each non-Dollar- denominated account as currently maintained by Digital Turbine (IL) Ltd and Digital Turbine (EMEA) Ltd in the State of Israel (other than any depository account maintained

4 208439358 for purposes of providing security under a real property lease), a depository account, denominated in the same currency as such corresponding account, at Bank of America, N.A. (or one of its affiliates located outside of the United States) (i.e., the Borrower will establish a corresponding new depository account for each non-Dollar-denominated account maintained in the State of Israel, in the same non-Dollar currency). (d) By no later than November 29, 2025, the Borrower shall have provided written evidence reasonably acceptable to the Administrative Agent that the filing dated as of September 4, 2018 regarding shares held by Fyber in Fyber Monetization Ltd (now known as Digital Turbine (IL) Ltd), recorded in the Israeli Registry of Pledges (such registration, the “Prior Registration”), a copy of which has been provided to the Administrative Agent, has been released and/or de-registered; (h) Schedule 6.18 to the Existing Credit Agreement is hereby amended as follows: (i) Section 2 thereof is hereby amended by replacing the phrase “within thirty (30) days of the Fifth Amendment Effective Date” with “by no later than August 10, 2025”; (ii) Section 8 thereof is hereby amended and restated in its entirety as follows: 8. By no later than August 8, 2025, in connection with the Israeli Pledge Agreements, an executed amendment to the Security Agreement, to include the following language in Section 27 thereof: “Notwithstanding anything to the contrary contained herein, upon the public registration in Israel of an Israeli Pledge Agreement, this Agreement shall be deemed amended so as to exclude Collateral consisting of assets, property or rights that is or are Pledged Equity pledged or charged by a valid and effective lien and/or security interest under such Israeli Pledge Agreement. From and after any such amendment: (x) the rights, remedies and obligations of the parties as to such excluded assets, rights and property shall be as set forth in such Israeli Pledge Agreement and (y) Section 4 of this Agreement shall not apply to any deliverables relating to any such excluded assets, property or rights.” The Existing Credit Agreement, as amended pursuant to this Section, is referred to as the “Amended Credit Agreement”; the Existing Credit Agreement and the Amended Credit Agreement are sometimes referred to as the “Credit Agreement”. SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to the other parties hereto on the Sixth Amendment Effective Date that, both before and after giving effect to the transactions contemplated by this Amendment: (a) this Amendment has been duly authorized, executed and delivered by such Loan Party, and this Amendment and the Amended Credit Agreement constitute such Loan Party’s legal, valid and binding obligation, enforceable against such Loan Party in accordance with terms thereof; and (b) the representations and warranties made by the Loan Parties in Articles II and V of the Amended Credit Agreement or the other Loan Documents (i) that contain a materiality qualification, are true and correct, on and as of the Sixth Amendment Effective Date and (ii) that do not contain a materiality qualification, are true and correct in all material respects, on and as of the Sixth Amendment Effective Date, except (A) the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the

5 208439358 Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement and (B) any representation that by its terms is made only as of an earlier date, shall remain true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date. SECTION 5. Effectiveness. The effectiveness of this Amendment, including the amendments to the Existing Credit Agreement as set forth in Section 3 hereof, are subject to the satisfaction (or waiver) of the following conditions precedent (the first date on which such conditions precedent are satisfied is referred to as the “Sixth Amendment Effective Date”) as determined by the Administrative Agent in its sole discretion: (a) the Administrative Agent shall have executed a counterpart hereof, and the Administrative Agent shall have received a counterpart hereof signed on behalf of the Borrower, each other Loan Party and each Lender (which, subject to Section 11.18 of the Amended Credit Agreement, may include any Electronic Signatures transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page); (b) the Administrative Agent shall have executed the Security Agreement Amendment and shall have received a counterpart thereof signed on behalf of the Grantors (which, subject to Section 11.18 of the Amended Credit Agreement, may include any Electronic Signatures transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page); (c) the Administrative Agent shall have received duly executed copies of the Israeli Pledge Agreements and the Other Israeli Documents; (d) the Administrative Agent shall have received the Notarial Deed of Pledge regarding shares in the capital of Fyber, dated and notarized, including (1) a power of attorney regarding Fyber, duly executed by Fyber and the Administrative Agent and an executed authority statement in connection therewith and (2) a power of attorney for DT Media, duly executed by DT Media and an executed authority statement in connection therewith; (e) the Administrative Agent shall have received a legal opinion issued by Greenberg Traurig, LLP, Dutch counsel to Fyber, addressed to the Administrative Agent and the Lenders, regarding Israeli and Dutch security documents to which Fyber is party; (f) the Administrative Agent shall have received such other documents, instruments or agreements as the Administrative Agent may reasonably request in order to effectuate fully the transactions contemplated herein, each duly executed where applicable; and (g) the Administrative Agent shall have received all fees and expenses required to be paid or reimbursed by the Borrower hereunder, under the Existing Credit Agreement or any separate letter agreements to which the Borrower is a party (in the case of expenses, to the extent reflected on a summary invoice), including (i) all fees and expenses of McGuireWoods LLP, Caspi & Co., NautaDutilh New York P.C., and Davis Polk & Wardwell LLP, as counsel (or predecessor counsel) to the Administrative Agent, incurred through the Sixth Amendment Effective Date, in the amount of $471,619.00 and (ii) all fees and expenses of FTI Consulting, Inc., as financial consultant to the Administrative Agent, incurred through the Sixth Amendment Effective Date in the amount of $122,585.50. SECTION 6. Effect of Amendment.

6 208439358 (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Sixth Amendment Effective Date. (b) From and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. (c) Each Loan Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (in the case of the Existing Credit Agreement, as amended hereby), (iii) ratifies and reaffirms each grant of a Lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security interests by such Loan Party and the pledges by such Loan Party, as applicable, pursuant to the Security Agreement, as amended) and confirms that such Liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party (in the case of the Existing Credit Agreement, as amended hereby) shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations, Secured Obligations, and Guaranteed Obligations pursuant to Section 10.01 of the Amended Credit Agreement. SECTION 7. Indemnification. The Borrower hereby confirms that the indemnification and expense reimbursement provisions set forth in Section 11.04 of the Amended Credit Agreement shall apply to this Amendment and the transactions contemplated hereby. SECTION 8. Amendments; Severability. (a) This Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 11.01 of the Amended Credit Agreement. (b) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 9. GOVERNING LAW; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE

7 208439358 LAW OF THE STATE OF NEW YORK. The provisions of Sections 11.14 and 11.15 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis. SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. SECTION 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile or by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. SECTION 12. Release. Each Loan Party hereby remises, releases, acquits, satisfies and forever discharges the Administrative Agent and the Lenders, and each of its and their Affiliates, and all of their respective agents, employees, officers, directors, predecessors, attorneys, financial advisors, and other professionals and all others acting on behalf of or at the direction of the Administrative Agent (solely in its capacity as Administrative Agent) or the Lenders (the “Released Parties”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims, liabilities, obligations, affirmative defenses, counterclaims, setoffs and demands whatsoever, whether known or unknown, foreseen or unforeseen, asserted or unasserted, in law, equity or otherwise, whether for tort, fraud, contract, violations of federal or state laws, or otherwise, that any Loan Party would have been legally entitled to assert, based on, relating to, or in any manner arising from, in whole or in part, which arise out of or are related to the Existing Credit Agreement or the Amended Credit Agreement, the other Loan Documents, the Obligations or the Collateral (any of the foregoing, a “Released Claim” and collectively, the “Released Claims”). Without limiting the generality of the foregoing, each Loan Party absolutely, unconditionally and irrevocably waives and affirmatively agrees not to allege or otherwise pursue any of the Released Claims, or any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they have or may have under, or in connection with, any Released Claim released and/or discharged by the Loan Parties pursuant to this Section 12. The foregoing release, covenant and waivers of this Section 12 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof. [Remainder of page intentionally left blank]

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: Name: Andy Welicky Title: Duly Authorized Signatory